COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS

March 31, 2020 (Unaudited)

		Shares	Value
COMMON STOCK	110.3%
COMMUNICATIONS—TOWERS	19.9%
American Tower Corp.(a),(b)		857,461	$186,712,133
Crown Castle International Corp.(a),(b)		607,115	87,667,406

			274,379,539

REAL ESTATE	90.4%
DATA CENTERS	14.7%
CyrusOne, Inc.(a),(b)		493,067	30,446,887
Digital Realty Trust, Inc.(a),(b)		416,781	57,895,049
Equinix, Inc.(a),(b)		183,440	114,571,121

			202,913,057

DIVERSIFIED—FOREIGN	0.0%
BGP Holdings PLC (EUR) (Australia)(c),(d)		3,927,678	0

HEALTH CARE	10.7%
Healthcare Trust of America, Inc., Class A(b)		809,387	19,651,916
Healthpeak Properties, Inc.(b)		1,187,507	28,322,042
Medical Properties Trust, Inc.(b)		1,434,778	24,807,312
Omega Healthcare Investors, Inc.		114,528	3,039,573
Ventas, Inc.		423,193	11,341,572
Welltower, Inc.(b)		1,315,496	60,223,407

			147,385,822

HOTEL	3.1%
Host Hotels & Resorts, Inc.(a),(b)		3,304,145	36,477,761
Sunstone Hotel Investors, Inc.		740,424	6,449,093

			42,926,854

INDUSTRIALS	10.1%
Duke Realty Corp.(a),(b)		928,527	30,065,704
Prologis, Inc.(a),(b)		1,368,207	109,962,797

			140,028,501

NET LEASE	9.8%
Four Corners Property Trust, Inc.(b)		849,169	15,887,952
Realty Income Corp.		162,230	8,088,788
Spirit Realty Capital, Inc.(b)		834,061	21,810,695
VEREIT, Inc.(b)		5,616,957	27,466,920
VICI Properties, Inc.(b)		3,760,999	62,583,023

			135,837,378

		Shares	Value
OFFICE	5.2%
Boston Properties, Inc.(a),(b)		124,639	$11,495,455
Douglas Emmett, Inc.(a),(b)		654,904	19,981,121
Kilroy Realty Corp.(a),(b)		642,563	40,931,263

			72,407,839

RESIDENTIAL	20.4%
APARTMENT	13.3%
Apartment Investment & Management Co., Class A(a),(b)		664,291	23,349,829
Equity Residential(a),(b)		521,345	32,172,200
Essex Property Trust, Inc.(a),(b)		297,971	65,625,133
UDR, Inc.(a),(b)		1,697,500	62,026,650

			183,173,812

MANUFACTURED HOME	4.0%
Sun Communities, Inc.(a),(b)		441,359	55,103,671

SINGLE FAMILY	3.1%
Invitation Homes, Inc.(a),(b)		2,039,944	43,593,603

TOTAL RESIDENTIAL			281,871,086

SELF STORAGE	9.2%
Extra Space Storage, Inc.(a),(b)		671,929	64,343,921
Public Storage(a),(b)		312,759	62,117,065

			126,460,986

SHOPPING CENTERS	5.2%
COMMUNITY CENTER	2.0%
Regency Centers Corp.(a),(b)		726,955	27,936,881

REGIONAL MALL	3.2%
Macerich Co. (The)		519,732	2,926,091
Simon Property Group, Inc.(a),(b)		748,981	41,089,098

			44,015,189

TOTAL SHOPPING CENTERS			71,952,070

SPECIALTY	1.2%
Lamar Advertising Co., Class A(b)		315,773	16,192,839

TIMBER	0.8%
Weyerhaeuser Co.(a),(b)		671,207	11,376,959

TOTAL REAL ESTATE			1,249,353,391

TOTAL COMMON STOCK (Identified cost—$1,384,949,964)			1,523,732,930

		Shares	Value
EXCHANGE-TRADED FUNDS	0.1%
iShares Preferred & Income Securities ETF		50,000	$1,592,000

TOTAL EXCHANGE-TRADED FUNDS (Identified cost—$1,906,725)			1,592,000

PREFERRED SECURITIES—$25 PAR VALUE	14.2%
BANKS	1.6%
GMAC Capital Trust I, 7.477% (3 Month US LIBOR + 5.785%), due 2/15/40, Series 2 (TruPS) (FRN)(e)		250,000	5,127,500
Huntington Bancshares, Inc., 6.25%, Series D(f)		75,432	1,843,558
JPMorgan Chase & Co., 5.75%, Series DD(f)		75,000	1,901,250
Truist Financial Corp., 5.20%, Series F(f)		100,000	2,347,000
Wells Fargo & Co., 5.20%(f)		200,000	4,690,000
Wells Fargo & Co., 5.50%, Series X(f)		49,355	1,199,326
Wells Fargo & Co., 4.75%, Series Z(f)		208,044	4,368,924

			21,477,558

FINANCIAL—DIVERSIFIED FINANCIAL SERVICES	0.3%
KKR & Co., Inc., 6.75%, Series A(f)		107,425	2,731,818
State Street Corp., 5.90% to 3/15/24, Series D(f),(g)		50,000	1,217,000

			3,948,818

INDUSTRIALS—CHEMICALS	0.1%
CHS, Inc., 6.75% to 9/30/24, Series 3(f),(g)		31,954	711,616

INSURANCE	0.1%
MetLife, Inc., 4.75%, Series F(f)		95,600	2,042,016

PIPELINES	0.1%
Energy Transfer Operating LP, 7.60% to 5/15/24, Series E(f),(g)		147,000	1,827,210

REAL ESTATE	12.0%
DATA CENTERS	1.1%
Digital Realty Trust, Inc., 6.625%, Series C(f)		179,137	4,512,461
Digital Realty Trust, Inc., 6.35%, Series I(f)		234,000	5,828,940
Digital Realty Trust, Inc., 5.85%, Series K(f)		98,115	2,448,950
Digital Realty Trust, Inc., 5.20%, Series L(f)		128,000	2,950,400

			15,740,751

DIVERSIFIED	1.7%
Colony Capital, Inc., 7.15%, Series I(f)		279,915	2,575,218
Colony Capital, Inc., 7.125%, Series J(f)		196,364	1,724,076

		Shares	Value
EPR Properties, 9.00%, Series E (Convertible)(b),(f)		231,000	$4,968,810
EPR Properties, 5.75%, Series G(f)		137,002	2,130,381
Investors Real Estate Trust, 6.625%, Series C(f)		98,959	2,449,235
Lexington Realty Trust, 6.50%, Series C ($50 Par Value)(a),(b),(f)		79,704	3,506,976
Urstadt Biddle Properties, Inc., 6.25%, Series H(f)		157,556	2,799,770
Urstadt Biddle Properties, Inc., 5.875%, Series K(f)		159,900	2,700,983

			22,855,449

HOTEL	1.4%
Ashford Hospitality Trust, Inc., 7.375%, Series F(f)		216,000	1,425,600
Ashford Hospitality Trust, Inc., 7.50%, Series H(f)		100,000	703,000
Ashford Hospitality Trust, Inc., 7.50%, Series I(f)		165,000	1,110,450
Pebblebrook Hotel Trust, 6.50%, Series C(f)		160,000	2,584,000
Pebblebrook Hotel Trust, 6.30%, Series F(f)		134,000	2,107,820
RLJ Lodging Trust, 1.95%, Series A(f)		39,846	697,305
Summit Hotel Properties, Inc., 6.45%, Series D(f)		123,000	1,677,720
Summit Hotel Properties, Inc., 6.25%, Series E(f)		200,000	2,630,000
Sunstone Hotel Investors, Inc., 6.95%, Series E(f)		180,000	3,600,000
Sunstone Hotel Investors, Inc., 6.45%, Series F(f)		127,100	2,446,675

			18,982,570

INDUSTRIALS	1.5%
Monmouth Real Estate Investment Corp., 6.125%, Series C(f)		375,000	8,377,500
PS Business Parks, Inc., 5.20%, Series Y(f)		185,000	4,251,300
PS Business Parks, Inc., 4.875%, Series Z(f)		100,000	2,086,000
Rexford Industrial Realty, Inc., 5.875%, Series A(f)		85,500	1,983,600
STAG Industrial, Inc., 6.875%, Series C(f)		160,000	4,040,000

			20,738,400

NET LEASE	1.5%
Gladstone Commercial Corp., 7.00%, Series D(f)		70,000	1,419,600
Spirit Realty Capital, Inc., 6.00%, Series A(b),(f)		351,071	7,467,280
VEREIT, Inc., 6.70%, Series F(a),(b),(f)		557,606	12,323,093

			21,209,973

OFFICE	1.0%
Brookfield Property Partners LP, 5.75%, Series A(f)		204,000	2,856,000
Brookfield Property Partners LP, 6.375%, Series A2(f)		126,056	2,009,333
City Office REIT, Inc., 6.625%, Series A(f)		50,000	862,000
SL Green Realty Corp., 6.50%, Series I(b),(f)		226,919	5,176,022
Vornado Realty Trust, 5.70%, Series K(f)		136,024	2,944,920

			13,848,275

		Shares	Value
RESIDENTIAL	1.8%
APARTMENT	0.2%
Bluerock Residential Growth REIT, Inc., 8.25%, Series A(f)		148,198	$2,852,811

MANUFACTURED HOME	0.3%
UMH Properties, Inc., 8.00%, Series B(f)		45,000	990,000
UMH Properties, Inc., 6.75%, Series C(f)		152,845	2,984,895

			3,974,895

SINGLE FAMILY	1.3%
American Homes 4 Rent, 6.50%, Series D(b),(f)		207,796	4,916,453
American Homes 4 Rent, 6.35%, Series E(b),(f)		378,397	9,081,528
American Homes 4 Rent, 6.25%, Series H(f)		162,714	3,840,051

			17,838,032

TOTAL RESIDENTIAL			24,665,738

SELF STORAGE	0.4%
National Storage Affiliates Trust, 6.00%, Series A(f)		192,080	4,412,077
Public Storage, 5.375%, Series V(f)		49,174	1,186,077

			5,598,154

SHOPPING CENTERS	1.4%
COMMUNITY CENTER	0.9%
Cedar Realty Trust, Inc., 7.25%, Series B(a),(b),(f)		32,686	353,578
Kimco Realty Corp., 5.125%, Series L(f)		60,000	1,302,000
Kimco Realty Corp., 5.25%, Series M(f)		110,000	2,409,000
Saul Centers, Inc., 6.125%, Series D(f)		101,300	1,621,387
Saul Centers, Inc., 6.00%, Series E(f)		111,000	1,631,700
SITE Centers Corp., 6.375%, Series A(f)		188,203	3,508,066
SITE Centers Corp., 6.25%, Series K(f)		70,000	1,298,500

			12,124,231

REGIONAL MALL 0.5%
Brookfield Property REIT, Inc., 6.375%, Series A(f)		184,943	2,616,944
Pennsylvania REIT, 7.20%, Series C(f)		158,825	381,974
Pennsylvania REIT, 6.875%, Series D(f)		113,670	391,025
Taubman Centers, Inc., 6.25%, Series K(f)		196,133	4,311,003

			7,700,946

TOTAL SHOPPING CENTERS			19,825,177

		Shares		Value
SPECIALTY	0.2%
QTS Realty Trust, Inc., 7.125%, Series A(f)		115,975		$2,952,724

TOTAL REAL ESTATE				166,417,211

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$249,546,247)				196,424,429

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	7.1%
BANKS	0.9%
Citigroup, Inc., 4.70% to 1/30/25, Series V(f),(g)		$910,000		788,856
Farm Credit Bank of Texas, 10.00%, Series 1(b),(f)		4,000	†	4,038,000
Goldman Sachs Group, Inc./The, 5.375% to 5/10/20, Series M(f),(g)		3,000,000		2,681,895
JPMorgan Chase & Co., 5.24% (3 Month US LIBOR + 3.47%), Series I (FRN)(e),(f)		4,858,000		4,392,822
JPMorgan Chase & Co., 5.229% (3 Month US LIBOR + 3.32%), Series V (FRN)(e),(f)		738,000		641,872

				12,543,445

BANKS—FOREIGN	3.2%
Banco Bilbao Vizcaya Argentaria SA, 6.50% to 3/5/25, Series 9 (Spain)(f),(g),(h)		4,000,000		3,102,780
BNP Paribas SA, 6.625% to 3/25/24, 144A (France)(f),(g),(h),(i)		1,750,000		1,550,937
Credit Agricole SA, 8.125% to 12/23/25, 144A (France)(b),(f),(g),(h),(i)		5,000,000		5,181,365
Credit Suisse Group AG, 7.125% to 7/29/22 (Switzerland)(f),(g),(h),(j)		3,000,000		2,776,470
Credit Suisse Group AG, 7.50% to 12/11/23, 144A (Switzerland)(b),(f),(g),(h),(i)		2,891,000		2,800,859
Credit Suisse Group AG, 7.50% to 7/17/23, 144A (Switzerland)(f),(g),(h),(i)		2,000,000		1,844,590
DNB Bank ASA, 6.50% to 3/26/22 (Norway)(f),(g),(h),(j)		3,000,000		2,711,772
HBOS Capital Funding LP, 6.85% (United Kingdom)(f),(j)		2,600,000		2,462,200
ING Groep N.V., 6.50% to 4/16/25 (Netherlands)(f),(g),(h)		4,000,000		3,347,800
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)(b),(f),(g),(h)		3,400,000		2,937,685
Royal Bank of Scotland Group PLC, 7.648% to 9/30/31 (United Kingdom)(b),(f),(g)		4,000,000		5,121,300
Royal Bank of Scotland Group PLC, 8.625% to 8/15/21 (United Kingdom)(b),(f),(g),(h)		3,300,000		3,235,072
Standard Chartered PLC, 7.50% to 4/2/22, 144A (United Kingdom)(f),(g),(h),(i)		4,000,000		3,943,660
Stichting AK Rabobank Certificaten, 6.50% (Netherlands)(f),(j)		3,363,000		3,377,202

				44,393,692

		Principal Amount		Value
COMMUNICATIONS—TOWERS	0.9%
Crown Castle International Corp., 6.875%, due 8/1/20, Series A (Convertible)(b)		$7,700	†	$9,964,519
SBA Communications Corp., due 2/15/27, 144A(i)		2,075,000		2,095,750

				12,060,269

INDUSTRIALS	0.2%
General Electric Co., 5.00% to 1/21/21, Series D(f),(g)		4,000,000		3,307,500

INSURANCE	0.4%
LIFE/HEALTH INSURANCE	0.1%
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144A (TruPS)(i)		2,000,000		2,322,730

PROPERTY CASUALTY—FOREIGN	0.3%
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)(g),(j)		4,052,000		4,018,551

TOTAL INSURANCE				6,341,281

INTEGRATED TELECOMMUNICATIONS SERVICES—FOREIGN	0.2%
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79 (United Kingdom)(g)		2,750,000		2,945,139

PIPELINES	0.1%
Energy Transfer Operating LP, 7.125% to 5/15/30, Series G(f),(g)		1,900,000		1,145,852

PIPELINES—FOREIGN	0.1%
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(g)		1,750,000		1,298,054

REAL ESTATE	0.7%
HOTEL	0.1%
Service Properties Trust, 4.95%, due 10/1/29		1,625,000		1,411,754

NET LEASE	0.2%
Spirit Realty Capital, Inc., 3.75%, due 5/15/21		1,850,000		1,757,165
VICI Properties LP, 4.125%, due 8/15/30, 144A(i)		1,366,000		1,301,969

				3,059,134

		Principal Amount	Value
SPECIALTY	0.4%
Brookfield Property REIT, Inc., 5.75%, due 5/15/26, 144A(i)		$3,300,000	$2,696,107
Equinix, Inc., 5.375%, due 5/15/27(b)		2,000,000	2,006,660

			4,702,767

TOTAL REAL ESTATE			9,173,655

UTILITIES—ELECTRIC UTILITIES—FOREIGN	0.4%
Enel SpA, 8.75% to 9/24/23, due 9/24/73, 144A (Italy)(a),(g),(i)		5,250,000	5,579,700

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$105,636,679)			98,788,587

CORPORATE BONDS—REAL ESTATE—HEALTH CARE	0.1%
Sabra Health Care LP, 4.8% due 6/1/24		1,200,000	1,220,019

TOTAL CORPORATE BONDS (Identified cost—$1,198,606)			1,220,019

		Shares
SHORT-TERM INVESTMENTS	5.2%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.58%(k)		71,210,073	71,210,073

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$71,210,073)			71,210,073

PURCHASED OPTION CONTRACTS (Premiums paid—$119,251)	0.0%	2,128	38,304

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$1,814,567,545)	137.0%		1,893,006,342
WRITTEN OPTION CONTRACTS	(0.6)		(8,968,936)
LIABILITIES IN EXCESS OF OTHER ASSETS	(36.4)		(502,472,360)

NET ASSETS (Equivalent to $10.29 per share based on 134,243,229 shares of common stock outstanding)	100.0%		$1,381,565,046

Exchange-Traded Option Contracts

Purchased Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(l)	Premiums Paid	Value
Call — Weyerhaeuser Co.	$28.00	4/17/20	2,128	$3,606,960	$119,251	$38,304

Written Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(l)	Premiums Received	Value
Put — Simon Property Group, Inc.	$140.00	5/15/20	(539)	$(2,956,954)	$(1,856,793)	$(4,654,265)

Over-the-Counter Option Contracts

Written Options
Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(l)	Premiums Received	Value
Put — Healthpeak Properties, Inc.	Goldman Sachs International	$32.50	4/17/20	(2,672)	$(6,372,720)	$(177,661)	$(2,313,700)
Put — Simon Property Group, Inc.	Goldman Sachs International	135.00	5/15/20	(219)	(1,201,434)	(793,218)	(1,785,799)
Put — Digital Realty Trust, Inc.	Morgan Stanley & Co. International PLC	115.00	5/15/20	(703)	(9,765,373)	(559,588)	(215,172)

				(3,594)	$(17,339,527)	$(1,530,467)	$(4,314,671)

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable	Fixed Payment Frequency	Floating Rate Receivable (resets monthly)		Floating Payment Frequency	Maturity Date	Value	Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
$115,000,000	1.460%	Quarterly	1 Month LIBOR(m	)	Monthly	12/28/23	$(3,810,381)	$—	$(3,810,381)
69,000,000	1.280	Quarterly	1.377%(n	)	Monthly	2/3/26	(3,237,450)	(14,623)	(3,252,073)

							$(7,047,831)	$(14,623)	$(7,062,454)

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	178,643	USD	196,970	4/2/2020	$(56)
Brown Brothers Harriman	EUR	7,345,237	USD	8,096,860	4/2/2020	(4,197)
Brown Brothers Harriman	USD	2,220,942	EUR	2,062,972	4/2/2020	54,309
Brown Brothers Harriman	USD	3,997,873	EUR	3,643,008	4/2/2020	19,998
Brown Brothers Harriman	USD	502,732	EUR	471,053	4/2/2020	16,792
Brown Brothers Harriman	USD	237,743	EUR	222,286	4/2/2020	7,416
Brown Brothers Harriman	USD	426,910	EUR	387,781	4/2/2020	773

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	USD	517,513	EUR	455,660	4/2/2020	$(14,966)
Brown Brothers Harriman	USD	311,825	EUR	281,120	4/2/2020	(1,778)
Brown Brothers Harriman	EUR	3,102,975	USD	3,409,146	5/5/2020	(17,476)

						$60,815

Glossary of Portfolio Abbreviations

ETF	Exchange-Traded Fund
EUR	Euro Currency
FRN	Floating Rate Note
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

†	Represents shares.
(a)	A portion of the security has been rehypothecated in connection with the Fund’s credit agreement. $432,268,239 in aggregate has been rehypothecated.
(b)	All or a portion of the security is pledged as collateral in connection with the Fund’s credit agreement. $1,020,204,212 in aggregate has been pledged as collateral.
(c)	Security value is determined based on significant unobservable inputs (Level 3).
(d)	Non-income producing security.
(e)	Variable rate. Rate shown is in effect at March 31, 2020.
(f)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(g)	Security converts to floating rate after the indicated fixed-rate coupon period.
(h)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $33,432,990 which represents 2.4% of the net assets of the Fund (1.8% of the managed assets of the Fund).

(i)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $29,317,667 which represents 2.1% of the net assets of the Fund, of which 0.0% are illiquid.

(j)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $15,346,195 which represents 1.1% of the net assets of the Fund, of which 0.0% are illiquid.

(k)	Rate quoted represents the annualized seven-day yield.

(l)	Amount represents number of contracts multiplied by notional contract size multiplied by the underlying price.
(m)	Represents a forward-starting interest rate swap contract with interest receipts and payments commencing on December 28, 2020 (effective date).
(n)	Based on LIBOR. Represents rates in effect at March 31, 2020.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

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Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

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The following is a summary of the inputs used as of March 31, 2020 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Exchange-Traded Funds	$1,592,000	$1,592,000	$—	$—
Common Stock:
Real Estate—Diversified	0	—	—	0	(a)
Other Industries	1,523,732,930	1,523,732,930	—	—
Preferred Securities—
$25 Par Value	196,424,429	196,424,429	—	—
Preferred Securities—
Capital Securities:
Banks	56,937,137	—	56,937,137	—
Other Industries	41,851,450	—	41,851,450	—
Corporate Bonds	1,220,019	—	1,220,019	—
Short-Term Investments	71,210,073	—	71,210,073	—
Purchase Option Contracts	38,304	38,304	—	—

Total Investments in Securities(b)	$1,893,006,342	$1,721,787,663	$171,218,679	$0

Forward Foreign Currency Exchange Contracts	$99,288	$—	$99,288	$—

Total Derivative Assets(b)	$99,288	$—	$99,288	$—

Written Option Contracts	$(8,968,936)	$—	$(8,968,936)	$—
Forward Foreign Currency Exchange Contracts	(38,473)	—	(38,473)	—
Interest Rate Swap Contracts	(7,062,455)	—	(7,062,455)	—

Total Derivative Liabilities(b)	$(16,069,864)	$—	$(16,069,864)	$—

(a)	BGP Holdings PLC was acquired via a spinoff and has been fair valued at $0 by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as a Level 3 security.
(b)	Portfolio holdings are disclosed individually on the Schedule of Investments.

Note 2. Derivative Investments

Options: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or

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amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its revolving credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the structure of interest owed pursuant to the revolving credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the revolving credit agreement. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size

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and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, and amortized or accreted over the life of the swap and recorded as realized gain (loss). Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss).

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Schedule of Investments. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The following summarizes the volume of the Fund’s option contracts, interest rate swap contracts and forward foreign currency exchange contracts activity for the three months ended March 31, 2020:

	Purchased Option Contracts(a),(b)	Written Option Contracts(a),(b)	Interest Rate Swap Contracts	Forward Foreign Currency Exchange Contracts(c)
Average Notional Amount	$13,422,879	$31,013,171	$149,500,000	$5,753,003

(a)

Average notional amounts represent the average for all months in which the Fund had option contracts outstanding at month end. For the period, this represents two months for purchased option contracts and three months for written option contracts.

(b)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.
(c)	Average notional amounts represent the average for all months in which the Fund had forward foreign currency exchange contracts outstanding at month end. For the period, this represents two months.